Exhibit 3.174

AMENDED AND RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SPRINT COMMUNICATIONS COMPANY L.P.

Sprint Communications Company L.P., a limited partnership (the “Partnership”) organized under the Delaware Revised Uniform Limited Partnership Act (the “Act”), for the purpose of amending and restating its Certificate of Limited Partnership filed with the office of the Secretary of State of Delaware on November 14, 1988, under the name US Sprint Communications Company Limited Partnership, hereby certifies that its Certificate of Limited Partnership (including amendments) is amended and restated to read in its entirety as follows:

ARTICLE I

The name of the limited partnership is Sprint Communications Company L.P.

ARTICLE II

The address of the registered office of the Partnership in Delaware is 251 Little Falls Drive, Wilmington, DE 19808. The name and address of the Partnership’s registered agent for service of process in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808.

ARTICLE III

The names and addresses of the General Partner and the limited partner of the Partnership are as set forth in Schedule A hereto.

IN WITNESS WHEREOF, the undersigned, being the sole General Partner of the Partnership, has executed and delivered this Certificate as of this 9th day of April, 2018.

SPRINT COMMUNICATIONS COMPANY L.P.

By:	US TELECOM, INC., General Partner

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice President

SCHEDULE A

General Partner

Name	Address

US Telecom, Inc.,	6200 Sprint Parkway
a Kansas corporation	Overland Park, KS 66251

Limited Partner

Name	Address

Utelcom, Inc.,	6200 Sprint Parkway
a Kansas corporation	Overland Park, KS 66251

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

OF

SPRINT COMMUNICATIONS COMPANY L.P.

US Telecom, Inc., General Partner, does hereby certify as follows:

A.	The name of the Partnership is: Sprint Communications Company L.P.

B.	Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Amended and Restated Certificate of Limited is amended as follows:

1.	Schedule A to ARTICLE III is hereby amended to read as set forth on the new Schedule A attached hereto.

IN WITNESS WHEREOF, the undersigned, being the sole General Partner of the Partnership, has executed and delivered this Certificate as of this 8th day of October, 2019.

SPRINT COMMUNICATIONS COMPANY L.P.

By:	US TELECOM, INC., General Partner

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice President

SCHEDULE A

General Partner

Name	Address

US Telecom, Inc.,	6200 Sprint Parkway
a Kansas corporation	Overland Park, KS 66251

Limited Partner

Name	Address

Utelcom, Inc.,	6200 Sprint Parkway
a Kansas limited liability company	Overland Park, KS 66251

CERTIFICATE OF SECOND AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

OF

SPRINT COMMUNICATIONS COMPANY L.P.

Sprint Communications, Inc., General Partner, does hereby certify as follows:

A.	The name of the Partnership is:

Sprint Communications Company L.P.

B.	Pursuant to provisions of Section 17-202, Title 6, Delaware Code, a Second Amendment to the Amended and Restated Certificate of Limited is adopted as follows:

1.	Schedule A to ARTICLE III is hereby amended to read as set forth on the new Schedule A attached hereto.

IN WITNESS WHEREOF, the undersigned, being the sole General Partner of the Partnership, has executed and delivered this Certificate as of this 3rd day of February, 2021.

SPRINT COMMUNICATIONS COMPANY L.P.
By: Sprint Communications, Inc., general partner

By:	/s/ Katie True-Awtry
Katie True-Awtry
Vice President & Assistant Secretary

SCHEDULE A

General Partner

Name	Address

Sprint Communications, Inc. a Kansas corporation	12920 SE 38th St. Bellevue, WA 98006

Limited Partner

Name	Address

Utelcom LLC a Kansas limited liability company	12920 SE 38th St. Bellevue, WA 98006